Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of August 1, 2016, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, U.S. Holdings, Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of May 24, 2013 and that certain Second Amendment to Credit Agreement, dated as of February 3, 2014 (the “Credit Agreement”);

WHEREAS, on the date hereof, there is an outstanding Revolving Credit Facility under the Credit Agreement (for purposes of this Third Amendment, herein called the “Revolving Credit Facility”) in an aggregate amount of $400,000,000;

WHEREAS, the Loan Parties and the Revolving Lenders party hereto wish to make certain amendments to the Credit Agreement set forth in Section 1 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

WHEREAS, pursuant to Subsection 3.08(a) of the Credit Agreement, the Borrowers may cause any existing Lender that has not consented to an amendment requiring the consent of each Lender affected thereby which has been consented to by the Majority Lenders of the Revolving Credit Facility (each such existing Lender, a “Non-Consenting Lender”) to assign all of its rights and obligations under the Credit Agreement to one or more assignees (each, a “Replacement Lender”) and

WHEREAS, pursuant to that certain engagement letter, dated as of July 22, 2016 between the Borrowers and Barclays Bank PLC, Barclays Bank PLC has agreed to act as the lead arranger and lead bookrunner with respect to this Third Amendment (in such capacities, the “Lead Arranger” and “Lead Bookrunner”, respectively);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1 Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Third Amendment” shall mean the Third Amendment, dated as of the Third Amendment Effective Date, to this Agreement by and among the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto.

“Third Amendment Effective Date” means August 1, 2016.

(ii) The definition of “Adjusted Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Adjusted Eurocurrency Rate” means, with respect to any Eurocurrency Rate Borrowing for any Interest Period, an interest rate per annum equal to (a) with respect to any Eurocurrency Rate Borrowing denominated in Dollars, the greater of (i) the Eurocurrency Rate based on clause (a) of the definition of “Eurocurrency Rate” with respect to Dollars for such Interest Period, multiplied by the Statutory Reserve Rate, (ii) solely with respect to Initial Term Loans, 1.25% per annum, (iii) solely with respect to 2014 Specified Refinancing Term Loans, 1.00% per annum, and (iv) solely with respect to Revolving Credit Loans, 0.00% per annum, (b) with respect to any Eurocurrency Rate Borrowing denominated in Euros, the greater of (i) the Eurocurrency Rate based on clause (b) of the definition of “Eurocurrency Rate” with respect to Euros for such Interest Period, (ii) solely with respect to Initial Term Loans, 1.25% per annum and (iii) solely with respect to Revolving Credit Loans, 0.00% per annum and (c) with respect to any Eurocurrency Rate Borrowing denominated in any Alternative Currency (other than Euros), the greater of (i) the Eurocurrency Rate based on clause (c) of the definition of “Eurocurrency Rate” with respect to such other Alternative Currency for such Interest Period, (ii) solely with respect to Initial Term Loans, 1.25% per annum and (iii) solely with respect to Revolving Credit Loans, 0.00% per annum. The Adjusted Eurocurrency Rate for any Eurocurrency Rate Borrowing that includes the Statutory Reserve Rate as a component of the calculation will be adjusted automatically with respect to all such Eurocurrency Rate Borrowings then outstanding as of the effective date of any change in the Statutory Reserve Rate”.

(iii) Clause (c) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(c) with respect to the Revolving Credit Facility, from the Third Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(b) in respect of the first full fiscal quarter ending after the Third Amendment Effective Date, 2.25% per annum for Eurocurrency Rate Loans, and 1.25% per annum for Base Rate Loans, and (ii) thereafter, for any day the applicable percentage per annum set forth below, as determined by reference to the First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) prior to such day:

Applicable Rate
Pricing Level	First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	< 2.50:1.00	2.25%	1.25%
2	≥ 2.50:1.00 and ≤ 3.00:1.00	2.50%	1.50%
3	> 3.00:1.00	2.75%	1.75%

”

(iv) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

““Maturity Date” means: (a) with respect to the Revolving Credit Facility, the earlier of (i) the date that is five years from the Third Amendment Effective Date, (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Loans pursuant to Section 2.06(a) or 8.02, and (iii) the date that is 91 days prior to the 2014 Specified Refinancing Term Loan Maturity Date (as such date may be extended under the terms of the Credit Agreement from time to time and including any similar term with respect to any refinancing thereof) and (b) with respect to the 2014 Specified Refinancing Term Loans, the 2014 Specified Refinancing Term Loan Maturity Date; provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.01 and (ii) Term Loans and Revolving Credit Commitments that are incurred pursuant to Sections 2.14 or 2.20 shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, or specified refinancing documentation, as applicable thereto.”

(v) Section 7.11 of the Credit Agreement is hereby amended by amending and restating in its entirety as follows:

“Financial Covenant. As of the end of each fiscal quarter of the Dutch Borrower and so long as the aggregate amount of L/C Obligations, Revolving Credit Loans and Swing Line Loans outstanding as of the end of such fiscal quarter (excluding (i) up to $20,000,000 of non-Cash Collateralized Letters of Credit and (ii) all L/C Obligations that are Cash Collateralized by the Borrowers to at least 103% of their maximum stated amount) exceeds 30.0% of the aggregate amount of all Revolving Credit Commitments in effect as of the Closing Date, permit the First Lien Net Leverage Ratio as of the end of such fiscal quarter of the Dutch Borrower and its Restricted Subsidiaries to be greater than 5.50:1.00.”

(vi) Schedule 2.01 to the Credit Agreement is hereby amended and replaced in its entirety with the schedule attached to this Third Amendment as Exhibit A.

SECTION 2 Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent) (such date, the “Third Amendment Effective Date”):

(a) the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and each Revolving Lender party hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;

(b) (y) the Revolving Credit Commitment of each Non-Consenting Lender shall have been assigned to a Replacement Lender (which may be evidenced by notation of such on Exhibit A hereto, without further execution of any Assignment and Assumptions or similar documentation other than a signature hereto) and (z) to the extent any, accrued and unpaid interest and fees in respect of Obligations owing to Non-Consenting Lenders relating to the Loans and participations held by such Non-Consenting Lender shall have been paid in full to such Non-Consenting Lender;

(c) the Borrowers shall have paid, by wire transfer of immediately available funds, (i) to the Administrative Agent, all fees payable pursuant to any fee or engagement letter related to this Amendment between the Borrowers and Administrative Agent and (ii) all expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Third Amendment Effective Date (including expenses required to be paid pursuant to Section 3 below), in each case to the extent invoiced prior to the Third Amendment Effective Date;

(d) on the Third Amendment Effective Date and after giving effect to this Third Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(e) the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of preceding clause (d);

(f) the Administrative Agent shall have received from the treasurer or manager of each of the Dutch Borrower and the U.S. Borrower (in each case on a consolidated basis) a solvency certificate (after giving effect to the Third Amendment on the Third Amendment Effective Date and the application of the proceeds thereof) substantially in the form of the solvency certificate delivered on the Closing Date pursuant to Section 4.01(a)(vii) of the Credit Agreement;

(g) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of each of the Borrowers and each other Loan Party;

(h) there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Third Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Holdings from the jurisdiction in which they are organized;

(i) the Administrative Agent shall have received opinions from Latham & Watkins LLP, special legal counsel to the Borrowers and Holdings, addressed to the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders, in form and substance reasonably satisfactory to the Administrative Agent;

(j) the Administrative Agent shall have received opinions from Clifford Chance LLP, Dutch counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders and the other Lenders, in form and substance reasonably satisfactory to the Administrative Agent;

(k) to the extent requested by a Required Revolving Lender in writing not less than five (5) Business Days prior to the Third Amendment Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Third Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(l) With respect to each improved Mortgaged Property, a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and, if the area in which any improvements located on any Mortgaged Property is designated a “special flood hazard area” by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance satisfying the requirements of Section 6.07(b) of the Credit Agreement.

(m) The Administrative Agent shall have received, for the account of each Lender party hereto, a commitment fee equal to (i) 0.10% of the lesser of (x) the amount of Revolving Credit Commitments of each Revolving Lender that was a Revolving Lender immediately prior to the Third Amendment Effective Date (each an “Extending Lender”) on the Third Amendment Effective Date and (y) the amount of the Revolving Credit Commitments of such Extending Lender immediately prior to the Third Amendment Effective Date (such lesser amount, the “Extended Commitments”) and (ii) 0.30% of the amount of Revolving Credit Commitments of each Lender on the Amendment Effective Date not consisting of Extended Commitments.

SECTION 3 Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Third Amendment and all other documents and instruments delivered in connection herewith.

SECTION 4 Remedies. This Third Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5 Representations and Warranties. To induce the Administrative Agent and the Required Revolving Lenders to enter into this Third Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Required Revolving Lenders on and as of the Third Amendment Effective Date that, in each case:

(a) this Third Amendment has been duly authorized, executed and delivered by it and each of this Third Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and

(b) no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment.

SECTION 6 Post-Effectiveness Undertakings. On or prior to the 90th day following the Third Amendment Effective Date (as such date may be extended by the Administrative Agent in its reasonable discretion), Holdings shall ensure that the Collateral Documents listed on Schedule I hereto are entered into and, in connection therewith, cause the delivery of such agreements and instruments that may be required by such Collateral Documents and such certifications and legal opinions as reasonably requested by the Collateral Agent.

SECTION 7 Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of the Obligations under the Loan Documents, in each case, as amended by this Third Amendment and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents.

(c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8 Governing Law; Jurisdiction; Etc. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

SECTION 9 Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 10 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Third Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11 Acknowledgment and Consent to Bail-In.

(a) Each party hereto acknowledges that any liability of any Revolving Lender that is an EEA Financial Institution arising under this Third Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(A) a reduction in full or in part or cancellation of any such liability;

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Third Amendment; or

(C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(b) For the purposes of this Section 11:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

AXALTA COATING SYSTEMS DUTCH
HOLDING A B.V., as Holdings

By:	/s/ Marcel Wilhelmus Harry Apeldoorn
Name: Marcel Wilhelmus Harry Apeldoorn
Title: Managing Director

By:	/s/ Annemiek Schriek-van Leuven
Name: Annemiek Schriek-van Leuven
Title: Managing Director

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:	/s/ Marcel Wilhelmus Harry Apeldoorn
Name: Marcel Wilhelmus Harry Apeldoorn
Title: Managing Director

By:	/s/ Annemiek Schriek-van Leuven
Name: Annemiek Schriek-van Leuven
Title: Managing Director

Signature Page to Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC., as
U.S. Holdings

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

Signature Page to Third Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Signature Page to Third Amendment to Axalta Credit Agreement

[ ], as a Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Third Amendment to Axalta Credit Agreement

Schedule I

Post-Effective Undertakings

Brazil:

Amendments (i) the Quota Pledge Agreement, dated September 17, 2013, among Brazil Coatings Co. Participações Ltda. (“Brazil Coatings”) and Axalta Coating Systems Dutch Holding 2 B.V. (“Axalta Coatings”), as Pledgors, Axalta Coating Systems Brasil Ltda. (“Axalta Brasil”), as the Company, Barclays Bank PLC (“Barclays”) as the Collateral Agent and Wilmington Trust, National Association (“Wilmington Trust”), as the Notes Collateral Agent, as amended and restated; (ii) Bank Accounts Pledge Agreement, dated September 17, 2013, among Axalta Brasil, as Pledgor, Barclays, as the Collateral Agent and Wilmington Trust, as the Notes Collateral Agent as amended and restated and (iii) Mortgage Deed, dated July 1, 2014, among Axalta Brasil, as Grantor, Barclays as Collateral Agent and Wilmington Trust, as Notes Collateral Agent together, as Grantees, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

Germany:

1.	Junior ranking share pledge agreements relating to the shares in (i) Axalta Coating Systems Verwaltungs GmbH; (ii) Spies Hecker GmbH and Standox GmbH; and (iii) Axalta Coating Systems Germany Beteiligungs GmbH, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

2.	Junior ranking partnership interest pledge agreements relating to the partnership interests in (i) Axalta Coating Systems Deutschland Holding GmbH & Co. KG; Axalta Coating Systems Logistik Germany GmbH & Co. KG; Axalta Coating Systems Germany GmbH & Co. KG, in each case, in form and substance reasonably satisfactory to the Collateral Agent;

3.	Junior ranking account pledge agreement to be entered into by Axalta Coating Systems Verwaltungs GmbH, Axalta Coating Systems Deutschland Holding GmbH & Co. KG, Spies Hecker GmbH, Standox GmbH, Axalta Coating Systems Logistik Germany GmbH & Co. KG, Axalta Coating Systems Germany Beteiligungs GmbH and Axalta Coating Systems Germany GmbH & Co. KG in form and substance reasonably satisfactory to the Collateral Agent.; and

4.	Confirmation and amendment agreements relating to the global assignment agreements, security transfer agreements, and special purpose agreements, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

Luxembourg:

Luxembourg law governed confirmation agreement(s) with respect to certain Luxembourg law governed Collateral Documents.

Switzerland:

A Swiss law governed security confirmation agreement with respect to the existing Swiss law governed Collateral Documents, in form and substance reasonably satisfactory to the Collateral Agent.

United States:

With respect each existing Mortgaged Property:

1.	A date down, modification, so-called “non-impairment” or other endorsement to the existing Mortgage Policy reasonably satisfactory to the Administrative Agent, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

2.	such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Title Policy contemplated in this Exhibit B and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Mortgage Policy contemplated in this Exhibit B to the extent invoiced; and

either:

A) a legal opinion, addressed to the Administrative Agent for itself and the benefit of each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:

i) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment for the benefit of the Secured Parties; and

ii) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment for the benefit of the Secured Parties; or

B) the following documentation with respect to the Mortgaged Property:

i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

ii) an customary legal opinion or opinions, addressed to the Administrative Agent for itself and the benefit of each of the Secured Parties covering the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably satisfactory to the Administrative Agent; and

iii) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above to the extent invoiced.

EXHIBIT A

Lender	Dollar Revolving Credit Commitment	Multicurrency Revolving Credit Commitment	Pro Rata Share
BARCLAYS BANK PLC	$20,925,000	$34,875,000	13.95%
DEUTSCHE BANK AG NEW YORK BRANCH	$20,925,000	$34,875,000	13.95%
GOLDMAN SACHS BANK USA	$20,925,000	$34,875,000	13.95%
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$17,437,500	$29,062,500	11.625%
CITIBANK, N.A.	$17,437,500	$29,062,500	11.625%
BANK OF AMERICA, N.A.	$17,437,500	$29,062,500	11.625%
JPMORGAN CHASE BANK, N.A	$17,437,500	$29,062,500	11.625%
PNC BANK, NATIONAL ASSOCIATION	$8,737,500	$14,562,500	5.825%
SUNTRUST BANK	$8,737,500	$14,562,500	5.825%
TOTAL	$150,000,000	$250,000,000	100%

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Third Amendment, dated as of August 1, 2016 (the “Third Amendment”), to the Credit Agreement (as defined in the Third Amendment), by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”) and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), and as lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Third Amendment, as applicable.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Third Amendment. Each of the parties hereto acknowledges the terms of the Third Amendment and hereby agrees and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to the Third Amendment:

(a) all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Third Amendment, shall remain in full force and effect on a continuous basis;

(b) all of its guarantee obligations, subject to any limitations set forth in the Subsidiary Guaranty applicable to such Subsidiary Guarantor, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of the Third Amendment (including, but not limited to, under the amended Credit Agreement); and

(c) all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents.

3. This Acknowledgment and Confirmation has been duly authorized, executed and delivered by it and this Acknowledgment and Confirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

B-1

4. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b), 10.15(c) AND 10.16 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

5. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.

BORROWERS:

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:
Name:
Title:

HOLDINGS:

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V., as Holdings

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

SUBSIDIARY GUARANTORS:

AXALTA COATING SYSTEMS ASIA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS AUSTRALIA PTY LTD

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BENELUX B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BETEILIGUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BRASIL LTDA.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS CANADA COMPANY

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH, which in turn is represented by

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 1 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 2 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS EMEA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 1 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 3 S.À R.L.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FRANCE HOLDING SAS

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GLOBAL IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL HOLDING GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IRELAND LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LA HOLDING II B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS RUS LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SCANDINAVIA HOLDING AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SERVICIOS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SINGAPORE HOLDING PTE. LTD.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWEDEN AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWITZERLAND SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK HOLDING LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK (2) LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA POLYMER POWDERS SWITZERLAND SÀRL

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS NORDIC AB

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS USA, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

CHEMSPEC USA, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

COATINGS FOREIGN IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

METALAK B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

SPIES HECKER GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement

STANDOX GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Third Amendment to Axalta Credit Agreement